IMPORTANT NOTICE TO SHAREHOLDERS


Dear Shareholder:

            As you are aware, each Fund is managed and advised by Reich & Tang Asset Management L.P. (the "Manager"). The parent company of the Manager, New England Investment Companies, Inc., is majority-owned by New England Mutual Life Insurance Company, which proposes to merge with Metropolitan Life Insurance Company sometime after the end of the 1995 year.

            As a shareholder, you are invited to vote on a proposal in connection with this merger. Specifically, you are being asked to approve or disapprove a new management/investment advisory agreement with the Manager since the above transaction, in accordance with applicable regulations, would automatically terminate the existing management/investment advisory agreement between the Manager and each Fund.

What does this mean to you as a shareholder?

            It is important to note that the management fee and the management and investment advisory services to be performed under the new agreement are the same as those under the current agreement. The other terms of the agreement are the same in all material respects to the existing agreement. There are not changes contemplated in the objectives or policies of the Fund, the management or operation so the Manager relating to the Funds, the personnel managing the Funds or the shareholder or other business activities of the Funds.

             The Board of Directors has determined that the new agreement would be in the best interest of the Funds and their shareholders. Accordingly, the Board of Directors of the Funds approved the new agreement and voted to recommend it to shareholders for approval.

            We encourage you to vote promptly no matter how many shares you own. Timely votes save money and avoid follow-up mailings. Your cooperation as we go through the process of the transition is greatly appreciated. We are confident that the combining of these firms will result in a structure that will better service your needs.

            Thanking you, in advance, for your patience and support.


                              Very truly yours,




325282.1

-------------------------------------------------------------------------------


  Preliminary Proxy Material For The Information of the Securities and Exchange
                                 Commission Only

     California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free
             Income Fund, Inc., Michigan Daily Tax Free Fund, Inc.,
                  New Jersey Daily Municipal Income Fund, Inc.,
                       New York Daily Tax Free Fund, Inc.,
              and North Carolina Daily Municipal Income Fund, Inc.


                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                                  March 1, 1996

-------------------------------------------------------------------------------

600 Fifth Avenue
New York, New York 10020
(212) 830-5220

A Joint Special Meeting of Shareholders of California Daily Tax Free Income Fund, Inc. ("California"), Connecticut Daily Tax Free Income Fund, Inc. ("Connecticut"), Michigan Daily Tax Free Fund, Inc. ("Michigan"), New Jersey Daily Municipal Income Fund, Inc. ("New Jersey"), New York Daily Tax Free Fund, Inc. ("New York"), and North Carolina Daily Municipal Income Fund, Inc. ("North Carolina") (individually, a "Fund" and collectively, the "Funds"), will be held at 9:00 a.m. on March 1, 1996 at the offices of the Funds at 600 Fifth Avenue, New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 18, 1995.

1. To approve or disapprove a new Investment Management Contract to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company between each Fund and Reich & Tang Asset Management L.P., the Manager, each Contract to be identical to the Investment Management Contract in effect for each Fund immediately prior to such merger (see page of the attached Proxy Statement);

2. To elect four directors as the case may be, for each of the Funds, each director to hold office until his successor is duly elected and qualified;

3. To ratify or reject the selection of Messrs. McGladrey & Pullen LLP as independent accountants of each Fund for their respective fiscal years ending December 31, 1996 for California, January 31, 1996 for Connecticut, February 28, 1996 for Michigan, October 31, 1996 for New Jersey, April 30, 1996 for New York, and August 31, 1996 for North Carolina; and

4.      To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on December 13, 1995 are entitled to notice of, and to vote at, the meeting.

                                             By Order of the Boards of Directors
                              BERNADETTE N. FINN, Secretary of each of the Funds
-------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO EACH OF THE FUNDS OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

-------------------------------------------------------------------------------


C/M:  10506.0002 324111.1

                                 PROXY STATEMENT
-------------------------------------------------------------------------------



INTRODUCTION............................................................1

PROPOSAL 1  APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
            MANAGEMENT CONTRACT TO BE EFFECTIVE AT THE TIME OF
            THE MERGER..................................................4

PROPOSAL 2  ELECTION OF DIRECTORS.......................................6

PROPOSAL 3  RATIFICATION OR REJECTION OF SELECTION OF
            INDEPENDENT ACCOUNTANTS.....................................11

INFORMATION REGARDING THE MANAGER.......................................13

ALLOCATION OF PORTFOLIO BROKERAGE.......................................17

OTHER MATTERS...........................................................18

EXHIBIT A   INVESTMENT MANAGEMENT CONTRACT BETWEEN CALIFORNIA AND
            REICH & TANG ASSET MANAGEMENT L.P...........................

EXHIBIT B INVESTMENT MANAGEMENT CONTRACT BETWEEN CONNECTICUT AND
            REICH & TANG ASSET MANAGEMENT L.P...........................

EXHIBIT C INVESTMENT MANAGEMENT CONTRACT BETWEEN MICHIGAN AND
            REICH & TANG ASSET MANAGEMENT L.P...........................

EXHIBIT D INVESTMENT MANAGEMENT CONTRACT BETWEEN NEW JERSEY AND
            REICH & TANG ASSET MANAGEMENT L.P...........................

EXHIBIT E INVESTMENT MANAGEMENT CONTRACT BETWEEN NEW YORK AND
            REICH & TANG ASSET MANAGEMENT L.P...........................

EXHIBIT F INVESTMENT MANAGEMENT CONTRACT BETWEEN NORTH CAROLINA AND
            REICH & TANG ASSET MANAGEMENT L.P...........................

EXHIBIT G  TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER...........


C/M:  10506.0002 324111.1

                  CALIFORNIA DAILY TAX FREE INCOME FUND, INC.,
                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.,
                       MICHIGAN DAILY TAX FREE FUND, INC.,
                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.,
                     NEW YORK DAILY TAX FREE FUND, INC., AND
                NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.,

                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020

                                 PROXY STATEMENT

                                  INTRODUCTION

         This statement is furnished in connection with the solicitation of proxies by the Board of Directors of California Daily Tax Free Income Fund, Inc. ("California"), Connecticut Daily Tax Free Income Fund, Inc. ("Connecticut"), Michigan Daily Tax Free Fund, Inc. ("Michigan"), New Jersey Daily Municipal Income Fund, Inc. ("New Jersey"), New York Daily Tax Free Fund, Inc. ("New York"), and North Carolina Daily Municipal Income Fund, Inc. ("North Carolina"), (individually, a "Fund" and collectively, the "Funds") for use at a Joint Special Meeting of Shareholders to be held at the offices of the Funds at 600 Fifth Avenue, New York, New York on March 1, 1996 at 9 A.M. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Funds. The expenses in connection with preparing and mailing this statement and the material accompanying it, and of such supplemental solicitations, will be borne by The New England and Metropolitan Life (each as hereinafter defined). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about December 20, 1995. The Funds' most recent annual and semi-annual reports are available upon request.

         The outstanding voting stock of the Funds as of the close of business on December 13, 1995 consisted of __________ shares of Common Stock of California, _______ shares of Common Stock of Connecticut, _______ shares of Common Stock of Michigan, _______ shares of Common Stock of New Jersey, _______ shares of Common Stock of New York, and _______ shares of Common Stock of North Carolina, each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on December 13, 1995 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Fund at its principal executive office, 600 Fifth Avenue, New York, New York 10020, and be received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders.

         Among the purposes of this Joint Special Meeting of the Shareholders of the Funds is the approval of the Merger (the "Merger") of New England Mutual Life Insurance Company ("The New England") into Metropolitan Life Insurance Company ("Metropolitan Life"). The Merger is being treated, for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as a change of control of New England Investment Companies, L.P. ("NEIC"), the limited partner and

                                                           1
C/M:  10506.0002 324111.1
owner of the 99.5% limited partnership interest in Reich & Tang Asset Management L.P. (the Corporations' "Manager"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEIC) is the general partner and owner of the remaining 0.5% interest of the Manager. Under the 1940 Act, such a change of control constitutes an "assignment" (as defined in the 1940 Act) of the Investment Management Contract between the Manager and each of the Funds, as well as various other investment advisory agreements under which NEIC and its subsidiary firms serve as advisers or sub- advisers to certain other mutual funds, and results in the automatic termination of each of those agreements including the Investment Management Contract between each of the Funds and the Manager, effective at the time of the Merger. The Directors have approved, and recommend that the shareholders of the Funds approve, a new investment management contract with respect to their Fund. This proposed new contract will be in substance identical to the contract in effect immediately prior to the Merger, and will take effect at the time of the Merger. As a result, the Manager will continue to perform investment management services for each of the Funds after the Merger, on the same terms as are in effect immediately before the Merger.

         In addition to the above, the other purposes for this Joint Special Meeting of Shareholders include: (i) the election of directors of each Fund and
(ii) the ratification of the selection of independent accountants of each Fund.

         One third of the outstanding shares of California, Connecticut, Michigan, New Jersey, New York and North Carolina, represented in person or by proxy, shall be required to constitute a quorum at the meeting although more than one third of the outstanding shares may be required to be present to approve a particular issue.

         Any signed proxy will be voted in favor of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. An abstention on any proposal will have the same legal effect as a vote against such proposal.

         If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. The proposals are considered "non-discretionary" and brokers that are record or nominee holders of shares of the Funds who have received no instructions from their clients do not have discretion to vote on these matters. Absent voting by the particular beneficial owners of such shares, such "broker non-voters" will not be considered as votes cast in determining the outcome of the proposals.

         As of November 30, 1995, the following persons or entities owned as much as 5% of each Fund's outstanding shares:


                                                           2
C/M:  10506.0002 324111.1

                                                            Nature of
Name & Address                             % of Class       Ownership

California Daily Tax Free Income
  Fund, Inc.


Connecticut Daily Tax Free Income
  Fund, Inc.

Michigan Daily Tax Free Fund, Inc.


New Jersey Daily Municipal Income
  Fund, Inc.


New York Daily Tax Free Fund, Inc.


North Carolina Daily Municipal Income
  Fund, Inc.


         Class A




         Class B


As of November 30, 1995, the officers or directors, collectively, of each Fund, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the shares of each Fund's total outstanding shares.


                                                           3
C/M:  10506.0002 324111.1

PROPOSAL 1.       APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
                  MANAGEMENT CONTRACT TO BE EFFECTIVE AT THE TIME OF
                  THE MERGER

         The Directors of each Fund unanimously recommend that the shareholders vote to approve a new investment management contract for each of their respective Funds, to be effective at the time of the Merger. The new investment management contract will be substantially identical to the existing investment management contract in effect for each Fund immediately prior to the time of the Merger. As explained above, the Merger is being treated, for purposes of the 1940 Act, as a change in control of NEIC and its subsidiary firms including the Manager, Reich & Tang Asset Management L.P., that serve as advisers or sub-advisers to various mutual funds including each Fund. The 1940 Act provides that such a change in control constitutes an "assignment" of these advisory and sub-advisory agreements under which NEIC, the Manager and these related subsidiary firms provide advisory services to the various mutual funds including each Fund. The 1940 Act further provides that such an "assignment" will result in the automatic termination of each of those agreements, at the time of the Merger.

         The Merger. In August of 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur until after the end of 1995.

         NEIC is organized as a limited partnership. NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of The New England. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interests of NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of these limited partnership interests. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc.

         Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Corporation), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if


                                                           4
C/M:  10506.0002 324111.1

                  (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

                  (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of each Fund's Board of Directors.

         Information About Metropolitan Life. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of
Metropolitan Life manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients.

         Directors' Recommendation. The Directors unanimously recommend that shareholders approve the new investment management contract between the Manager and each Fund, to be effective at the time of the Merger. The new investment management contract will be substantially identical to the investment management contract in effect immediately before the Merger which is described on page of this Proxy Statement. (The only difference will be that the new investment management contract will be dated the date of the Merger and will be in effect initially for a period of two years and from year to year thereafter provided that its continuance is approved in accordance with the terms of the contract and the applicable provisions of the 1940 Act.)

         In coming to the recommendation set forth above, the Directors reviewed extensive information about each Fund, the Manager, NEIC and Metropolitan Life. The Directors noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of NEIC and the Manager as well as NEIC's other subsidiaries that act as advisers or sub-advisers for various other mutual funds. Although the Merger is being treated as a change in control of NEIC and of the various advisers and sub-advisers that are affiliated with NEIC, including the Manager, the Merger is not expected to result in any change in the personnel, operations or financial condition of NEIC or of such advisers or sub-advisers, including the Manager. NEIC has indicated that each adviser and sub-adviser affiliated with NEIC, including the Manager, will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of the advisers and sub-advisers, including the Manger.

         The Directors accordingly concluded that it is appropriate and desirable for each Fund to continue, after the Merger, the same investment management arrangements as is in effect immediately before the Merger. Under the 1940 Act, such continuation requires, in the case of each Fund, the approval of its shareholders, by vote of the lesser of (1) 67% of the shares represented at the Meeting, if more than 50% of the shares are represented at the Meeting, or
(2) more than 50% of the outstanding shares.


                                                           5
C/M:  10506.0002 324111.1

         In order that each Fund may continue to receive investment management services following the Merger, on the same basis as before the Merger, the Directors unanimously recommend that shareholders of each Fund vote in favor of Proposal 1.

         If the shareholders do not approve Proposal 1, the investment management contract will terminate at the time of the Merger although the Manager will continue to manage the Funds, and each Fund will consider such alternative actions as are in the best interest of such Fund.


PROPOSAL 2        ELECTION OF DIRECTORS

         At the meeting, four directors are to be elected, each to hold office until his successor has been elected and has qualified. Drs. Mellon and Wong and Mr. Straniere were elected to each Fund's Board and the respective Audit and Nominating Committees and have served as such since 1982 and 1984, respectively. Mr. Duff was elected by the Board of Directors to serve as President and Director of each Fund in October, 1994. All such persons have consented to be named in this Proxy Statement and to serve as directors of each Fund if elected. The Board of Directors, which met four times during each Fund's fiscal year ended December 31, 1995 for California, January 31, 1995 for Connecticut, February 28, 1995 for Michigan, October 31, 1995 for New Jersey, April 30, 1995 for New York, and August 31, 1995 for North Carolina, has no compensation committee. Each director attended at least 75% of the board meetings held. Each Fund has an Audit Committee of the Board of Directors, comprised of Drs. Mellon and Wong and Mr. Straniere who are not "interested persons" of each Fund within the meaning of Section 2(a)(19) of the 1940 Act. The Audit Committee meets annually to review each Fund's financial statements with the independent accountants and to report on its findings to the Board of Directors. In addition, pursuant to a Distribution and Service Plan adopted by each Fund in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, each Fund has a Nominating Committee of the Board of Directors comprised of Drs. Mellon and Wong and Mr. Straniere, to whose discretion the selection and nomination of directors who are not "interested persons" of the Fund is committed. The Nominating Committee met once with regard to the fiscal year ended December 31, 1995 for California, January 31, 1995 for Connecticut, February 28, 1995 for Michigan, October 31, 1995 for New Jersey, April 30, 1995 for New York, and August 31, 1995 for North Carolina regarding the nomination of Mr. Duff. The Nominating Committee currently does not consider nominees recommended by shareholders. The election of each director requires the approval of a majority present at the meeting in person or by proxy.

         The following is a list of the members of the Board of Directors, any other positions each may now hold with each Fund, the principal occupation of each Director during the past five years and the nature, amount and percentage of shares held by each in each Fund.


                                                           6
C/M:  10506.0002 324111.1


                                                                 Amount and
                                                                   Nature
                                                               of Beneficial
               Principal Occupation                            Ownership at
Name and Age   During Preceding Five Years                       11/30/95               % of Shares

Steven W.      President and Director of each Fund                [-0-]                    [-0-]
Duff*          and President of the Mutual Funds
               Division of the Manager since
42             September 1994.  Mr. Duff was
               formerly Director of Mutual Fund
               Administration of NationsBanc, with
               which he was associated from 1981
               to August 1994.  Mr. Duff is also
               President and a Director of Short
               Term Income Fund Inc.; President
               and Trustee of Florida Daily
               Municipal Income Fund,
               Pennsylvania Daily Municipal Income
               Fund and Institutional Daily Income
               Fund; President of Cortland Trust,
               Inc., Reich & Tang Government
               Securities Trust and Tax Exempt
               Proceeds Fund, Inc.; and Executive
               Vice President of Reich & Tang
               Equity Fund, Inc.

W. Giles       Director of each Fund since its                    [-0-]                    [-0-]
Mellon         formation; Professor of Business
               Administration and Area Chairman of
64             Economics and Finance in the
               Graduate School of Management,
               Rutgers University, with which he
               has been associated since 1966.
               Dr. Mellon is also a Director of
               Delafield Fund, Inc., Reich & Tang
               Equity Fund, Inc. and Short Term
               Income Fund, Inc.; and a Trustee of
               Institutional Daily Income Fund,
               Florida Daily Municipal Income
               Fund, Pennsylvania Daily Municipal
               Income Fund, and Reich & Tang
               Government Securities Trust.

--------

* Such person is an "interested person" of the Corporation within the meaning of Section 2(a) (19) of the 1940 Act.

                                                           7
C/M:  10506.0002 324111.1


                                                                 Amount and
                                                                   Nature
                                                               of Beneficial
               Principal Occupation                            Ownership at
Name and Age   During Preceding Five Years                       11/30/95               % of Shares

Robert                  Director of each Fund since 1984;           [-0-]                    [-0-]
Straniere               Member of New York State
                        Assembly; Partner, The Straniere
53                      Law Firm since 1981; Director of
                        Delafield Fund, Inc., Reich & Tang
                        Equity Fund, Inc. and Short Term
                        Income Fund, Inc.; Trustee of
                        Institutional Daily Income Fund,
                        Florida Daily Municipal Income Fund
                        and Pennsylvania Daily Municipal
                        Income Fund, and Reich & Tang
                        Government Securities Trust; and
                        Director of Life Cycle Mutual Funds,
                        Inc.

Dr. Yung                Director of each Fund since its             [-0-]                    [-0-]
Wong                    formation; Director of Shaw
                        Investment Management (UK)
56                      Limited from 1994 to October, 1995;
                        formerly General Partner of Abacus
                        Partners Limited Partnership (a
                        general partner of a venture capital
                        investment firm) from 1984 to 1994;
                        Director of Delafield Fund, Inc.,
                        Reich & Tang Equity Fund, Inc. and
                        Short Term Income Fund, Inc.; and
                        Trustee of Institutional Daily Income
                        Fund, Florida Daily Municipal
                        Income Fund, Pennsylvania Daily
                        Municipal Income Fund, Reich &
                        Tang Government Securities Trust
                        and Eclipse Financial Asset Trust.


The address of each director and officer of each Fund is 600 Fifth Avenue, New York, New York 10020.

In addition to Mr. Duff, who has served as President of each Fund since September, 1994, the officers of each Fund are:

Dana E. Messina, 38, Vice President of each Fund. Ms. Messina is an Executive Vice President of the Manager since January, 1995 and has been associated with the Manager and its predecessors in various capacities since December, 1980. She is also an officer of other investment companies advised by the Manager.


                                                           8
C/M:  10506.0002 324111.1

Lesley M. Jones, 47, Vice President of each Fund. Ms. Jones is a Senior Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since April, 1973. She is also an officer of other investment companies advised by the Manager.

Bernadette N. Finn, 47, Vice President and Secretary of each Fund. Ms. Finn is a Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since September, 1970. She is also an officer of other investment companies advised by the Manager.

Molly Flewharty, 44, Vice President of each Fund. Ms. Flewharty is Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since December, 1977. She is also an officer of other investment companies advised by the Manager.

Richard De Sanctis, 39, Treasurer of each Fund since October 1992. Mr. De Sanctis is Treasurer of the Manager and its predecessors since December, 1990 and is an officer of other investment companies advised by the Manager.

Each Fund paid an aggregate renumeration of $ , $ , $ , $ , $ and $ to its directors and to certain employees of the Manager with respect to its fiscal year ended December 31, 1995 for California, January 31, 1995 for Connecticut, February 28, 1995 for Michigan, October 31, 1995 for New Jersey, April 30, 1995 for New York, and August 31, 1995 for North Carolina, respectively, consisting of $ in aggregate directors' fees to the three disinterested directors, and salaries and benefits aggregating $ paid to certain employees of the Manager pursuant to the terms of the Investment Management Contract.

===============================================================================
           (1)                       (2)                       (3)                        (4)                         (5)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Total
                                                     Pension or                                            Compensation
                                                     Retirement                                            from Funds and
Name of                           Aggregate          Benefits Accrued           Estimated                  Fund Complex
Person,                          Compensation        As Part of Fund            Annual Benefits            Paid to
Position                        from each Fund       Expenses                   upon Retirement            Directors*
----------------------------------------------------------------------------------------------------------------------------------
Steven W. Duff,             All Funds: 0              All Funds: 0               All Funds: 0                    0
Director
----------------------------------------------------------------------------------------------------------------------------------
W. Giles                    California  $             All Funds: 0               All Funds: 0                    $
Mellon, Director            Connecticut                                                                      (14 Funds)
                            Michigan
                            New Jersey
                            New York
                            North Carolina



                                                           9
C/M:  10506.0002 324111.1

===============================================================================
           (1)                       (2)                       (3)                        (4)                         (5)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Total
                                                     Pension or                                            Compensation
                                                     Retirement                                            from Funds and
Name of                           Aggregate          Benefits Accrued           Estimated                  Fund Complex
Person,                          Compensation        As Part of Fund            Annual Benefits            Paid to
Position                        from each Fund       Expenses                   upon Retirement            Directors*
----------------------------------------------------------------------------------------------------------------------------------

Robert                      California        $       All Funds: 0               All Funds: 0                      $
Straniere,                  Connecticut                                                                        (14 Funds)
Director                    Michigan
                            New Jersey
                            New York
                            North Carolina

-----------------------------------------------------------------------------------------------------------------------------------
Yung Wong,                  California        $        All Funds: 0               All Funds: 0                      $
Director                    Connecticut                                                                         (14 Funds)
                            Michigan
                            New Jersey
                            New York
                            North Carolina

==================================================================================================================================

* The total compensation paid to such persons by the Funds and Fund Complex for the fiscal year ending December 31, 1995 for California, January 31, 1995 for Connecticut, February 28, 1995 for Michigan, October 31, 1995 for New Jersey, April 30, 1995 for New York, and August 31, 1995 for North Carolina (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending October 31, 1995). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund Complex as the Fund, because, among other things, they have a common investment advisor.

PROPOSAL 3        RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                  ACCOUNTANTS

The Board of Directors recommends that the shareholders ratify the selection of Messrs. McGladrey & Pullen LLP, independent public accountants, to audit the accounts of each Fund for the fiscal year ending December 31, 1996 for California, January 31, 1996 for Connecticut, February 28, 1996 for Michigan, October 31, 1996 for New Jersey, April 30, 1996 for New York, and August 31, 1996 for North Carolina. Messrs. McGladrey & Pullen LLP have audited the accounts of each Fund since their inception and do not have any direct financial interest or any material indirect financial interest in each Fund.

A representative of Messrs. McGladrey & Pullen LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Board's recommendation, the Board will submit another proposal to the shareholders with a recommendation for independent public accountants. The

                                                           10
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



ratification of selection of Independent Accountants requires the approval of a majority present at the meeting in person or by proxy.


INFORMATION REGARDING THE MANAGER

         The Manager for each Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at August 31, 1995 manager, adviser or supervisor with respect to assets aggregating approximately $7.9 billion. The Manager acts as manager of fifteen investment companies and also advises pension trust, profit sharing trusts and endowments. In addition to the Funds, the Manager's advisory clients include, among others, Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund and Pennsylvania Daily Municipal Income Fund, Institutional Daily Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc. Attached as Exhibit G is a Table of Fees for all funds advised by the Manager. The Manager also advises pension trusts, profit-sharing trusts and endowments.

         Peter S. Voss (49), G. Neal Ryland (54), Steven W. Duff (42) and Richard E. Smith, III (45) are directors of Reich & Tang Asset Management, Inc. the general partner of the Manager. Mr. Voss is President of Reich & Tang Asset Management, Inc. The address of Messrs. Voss and Ryland is 399 Boylston Street, Boston Massachusetts 02116. Mr. Duff is President of the Mutual Fund Group of the Manager. Mr. Smith is President of the Capital Management Group of the Manager. Their address is 600 Fifth Avenue, New York, New York 10020.The Manager also advises pension trusts, profit-sharing trusts and endowments.

         NEIC Inc. is a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/management affiliates and two distribution subsidiaries which include, in addition to the Manager, Loomis, Sayles & Company, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Marlborough Capital Advisors, L.P., Westpeak Investment Advisors, L.P., Draycott Partners, Ltd., TNE Investment Services, L.P., New England Investment Associates, Inc., an affiliate, Capital Growth Management Limited Partnership, and Harris Associates. These affiliates in the aggregate are investment advisors or managers to over 42 other registered investment companies.

         Pursuant to the Investment Management Contract, the Manager manages each Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of each Fund.

         The Manager provides persons satisfactory to the Board of Directors of each Fund to serve as officers of each Fund. Such officers, as well as certain other employees and directors of each Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates.

         Each Fund's Investment Management Contract with the Manager's predecessor was approved by the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the Act) of each Fund or the Manager and by the shareholders at a special meeting of shareholders, effective September 15, 1993. The re-execution of each Investment Management Contract with the Manager was approved by the Board of Directors, including a majority of the directors who are not interested persons of each Fund or Manager, effective October 1, 1994. Each Investment

                                                           11
C/M:  10506.0002 324111.1

Management Contract has a term which extends to June 30, 1996 for California, January 31, 1996 for Connecticut, February 29, 1996 for Michigan, August 31, 1996 for New Jersey, April 30, 1996 for New York, and August 31, 1996 for North Carolina, and may be continued in force thereafter for successive twelve-month periods beginning each July 1 for California, February 1 for Connecticut, March 1 for Michigan, September 1 for New Jersey, May 1 for New York, and September 1 for North Carolina, respectively, provided that such continuance is specifically approved annually by majority vote of each Fund's outstanding voting securities or by their Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

         Each Investment Management Contract is terminable without penalty by each Fund on sixty days' written notice when authorized either (1) by majority vote of its outstanding voting shares or (2) by a vote of a majority of its Board of Directors or (3) by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. Each Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Under its Investment Management Contract, each Fund will pay an annual management fee of (a) for California, Connecticut, Michigan, New Jersey and New York equal to .30% of each Fund's average daily net asset and (b) North Carolina equal to .40% of its average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of each Fund's shares.

         Pursuant to an Administrative Services Contract with each Fund, the Manager also performs clerical, accounting supervision, office service and related functions for each Fund and provides each Fund with personnel to (i) supervise the performance of bookkeeping related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Funds may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Board of Directors for each Fund has approved a change in the Administration Services Contract that ceases all reimbursements to the Manager and increases the Administration Fee payable to the Manager by 0.01% of each Fund's average daily net assets. For its services under the Administrative Services Contract, the Manager will receive (after such increase) from each Fund an annual fee equal to .21% of each Fund's average daily net assets not in excess of $1.25 million, plus .20% of such assets in excess of $1.25 million but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. Prior to such change, the Funds paid the Manager for such personnel and for rendering such services at rates which were agreed upon by each Fund and the Manager, provided that each Fund did not pay for services performed by any such persons who were also officers of the general partner of the Manager. It was intended that such rates would be the actual costs of the Manager. Under the Administrative Services Contract, each Fund may reimburse the Manager for all of such Fund's operating costs (in addition to the personnel reimbursement), including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Corporation and all the expenses incurred to conduct the Fund's affairs. The amounts of such reimbursements are to be agreed upon between each Fund and the Manager. No such reimbursements were made.


                                                           12
C/M:  10506.0002 324111.1

         The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee and the administrative services fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

         Investment management fees and operating expenses which are attributable to both Classes of North Carolina will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, and the Manager from its management fee. Expenses incurred in the distribution of Class B shares of North Carolina shall be paid by the Manager.

         Expense Limitation. The Manager has agreed, pursuant to the Investment Management Contract, to reimburse each Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Funds for its excess expenses as described above, each Fund has, under its Investment Management Contract, confirmed its obligation for payment of all its other expenses, including all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of Directors, officers and employees of each Fund and costs of other personnel performing services for each Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Funds' prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under each Investment Management Contract and Administrative Services Contract and the Distributor under each Shareholder Servicing Agreement.

         Each Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of such Fund intends to do so whenever it appears advantageous to such Fund. The Funds' expenses for employees and for such services are among the expenses subject to the expense limitation described above.

         The following fees were paid to the predecessor investment managers under the previous Investment Management Contracts or the Manager under the current Investment Management Contract.

         For California's fiscal year ended December 31, 1993, Reich & Tang L.P. received investment management fees of $ . For California's fiscal year ended
December 31, 1994, Reich & Tang L.P. and its successor, NEIC, received investment management fees totaling $ . For California's fiscal year ended December 31, 1995, NEIC and the Manager received investment management fees totaling $_________ and $__________. For California's fiscal year ended December 31, 1994, Reich & Tang L.P. and its successor, NEICLP, received administration fees in the aggregate of $ . For California's fiscal year ended December 31, 1995, the Manager received administration fees in the aggregate of $__________.

                                                           13
C/M:  10506.0002 324111.1

         For Connecticut's fiscal year ended January 31, 1993, Reich & Tang L.P. received investment management fees of $ . For Connecticut's fiscal year ended January 31, 1994, Reich & Tang L.P. and its successor, NEIC, received investment management fees totaling $ . For Connecticut's fiscal year ended January 31, 1995, NEIC and the Manager received investment management fees totaling $_________ and $__________. For Connecticut's fiscal year ended January 31, 1994, Reich & Tang L.P. and its successor, NEICLP, received administration fees in the aggregate of $ . For Connecticut's fiscal year ended January 31, 1995, the Manager received administration fees in the aggregate of $__________.

         For Michigan's fiscal year ended February 28, 1993, Reich & Tang L.P. received investment management fees of $ . For Michigan's fiscal year ended
February 28, 1994, Reich & Tang L.P. and its successor, NEIC, received investment management fees totaling $_________. For Michigan's fiscal year ended February 28, 1995, NEIC and the Manager received investment management fees totaling $_________ and $__________. For Michigan's fiscal year ended February 28, 1994, Reich & Tang L.P. and its successor, NEICLP, received administration fees in the aggregate of $ . For Michigan's fiscal year ended February 28, 1995, the Manager received administration fees in the aggregate of $__________.

         For New Jersey's fiscal year ended October 31, 1993, Reich & Tang L.P. received investment management fees of $__________. For New Jersey's fiscal year ended October 31, 1994, Reich & Tang L.P. and its successor, NEIC, received investment management fees totaling $__________. For New Jersey's fiscal year ended October 31, 1995, NEIC and the Manager received investment management fees totaling $_________ and $__________. For New Jersey's fiscal year ended October 31, 1994, Reich & Tang L.P. and its successor, NEICLP, received administration fees in the aggregate of $___________. For New Jersey's fiscal year ended October 31, 1995, the Manager received administration fees in the aggregate of $__________.

         For New York's fiscal year ended April 30, 1993, Reich & Tang L.P. received investment management fees of $__________. For New York's fiscal year ended April 30, 1994, Reich & Tang L.P. and its successor, NEIC, received investment management fees totaling $__________. For New York's fiscal year ended April 30, 1995, NEIC and the Manager received investment management fees totaling $_________ and $__________. For New York's fiscal year ended April 30, 1994, Reich & Tang L.P. and its successor, NEICLP, received administration fees in the aggregate of $__________. For New York's fiscal year ended April 30, 1995, the Manager received administration fees in the aggregate of $__________.

         For North Carolina's fiscal year ended August 31, 1993, Reich & Tang L.P. received investment management fees of $___________. For North Carolina's fiscal year ended August 31, 1994, Reich & Tang L.P. and its successor, NEIC, received investment management fees totaling $__________. For North Carolina's fiscal year ended August 31, 1995, NEIC and the Manager received investment management fees totaling $_________ and $__________. For North Carolina's fiscal year ended August 31, 1994, Reich & Tang L.P. and its successor, NEICLP, received administration fees in the aggregate of $___________. For North Carolina's fiscal year ended August 31, 1995, the Manager received administration fees in the aggregate of $__________. No reimbursements were payable to each Fund by the Manager or its predecessor pursuant to the expense limitation described above with respect to any Fund's fiscal years ended December 31, 1993, 1994, and 1995.


                                                           14
C/M:  10506.0002 324111.1

         The Manager now acts as investment manager or adviser for other persons and entities and may under the Investment Management Contract act as investment manager or adviser to other registered investment companies. At present, the Manager is investment manager to fifteen registered investment companies.

         Distribution and Service Plan. Pursuant to Rule 12b-1 under the Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. Each Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, each Fund and the Manager have entered into a Distribution Agreement and a Shareholder Servicing Agreement with Reich & Tang Distributors L.P. (the "Distributor") as distributor of each Fund's shares. Because the Merger will be considered to result in the assignment of each Fund's Distribution Agreement with the Distributor, causing those agreements to terminate upon the Merger, the Boards of Directors of the Fund approved a new Distribution Agreement with Reich & Tang Distributors L.P. for each Fund to take effect if a new Investment Management Agreement is approved by shareholders of each Fund and upon consummation of the Merger. The new Distribution Agreement would replace the current Distribution Agreement with the Distributor and would be identical to those agreements, except for the dates of execution and effectiveness.

         Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P. Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor. The Distributor's address is 600 Fifth Avenue, New York, New York 10020. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for each Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on such Fund until accepted by such Fund as principal.

         Under each Plan, each Fund will enter into a Shareholder Servicing Agreement with the Distributor, and with respect to North Carolina, the Distributor will enter into a Shareholder Servicing Agreement with respect to the Class A shares only. Under each Shareholder Servicing Agreement, the Distributor receives from each Fund a service fee equal to .20% per annum of such Fund's average daily net assets (the "Service Fee"), and with respect to North Carolina, the Service Fee is equal to .20% per annum of its Class A shares' average daily net assets, for providing personal shareholder services and for the maintenance of shareholder accounts. The Service Fee is accrued daily and paid monthly and any portion of the Service Fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Funds, and with respect to North Carolina, Class A shareholders only.

         Each Plan provides, and with respect to North Carolina for the Class A shares only, that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of each Fund or Class A shares (ii) to compensate certain Participating Organizations for providing assistance in distributing such Fund's shares or the shares of the Class A shares; and (iii) to pay the costs of printing and distributing such Fund's or Class A shares' prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of such Fund's shares or the shares of the Class A shares. The Distributor may also make payments from time to time from its own

                                                           15
C/M:  10506.0002 324111.1
resources, which may include the Service Fee, and with respect to North Carolina for the Class A shares only, and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to each Plan, provided that such payments will not increase the amount which each Fund or Class A shares is required to pay to the Manager and the Distributor for any fiscal year under either the Investment Management Contract in effect for that year, the Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

         The following information is for each Fund, and with respect to North Carolina, applies only to the Class A shares. For the fiscal year ended December 31, 1995, January 31, 1995, February 28, 1995, October 31, 1995, April 30, 1995,
and August 31, 1995, California, Connecticut, Michigan, New Jersey, New York, North Carolina each paid a Service Fee for expenditures pursuant to the Plan in amounts aggregating $________, $________, $________, $________, $________ and
$________, respectively. During such period, the Manager and Distributor made payments pursuant to the Plan to or on behalf of Participating Organizations of $________, $________, $________, $________, $________ and $________,
respectively. The excess of such payments over the total payments the predecessor managers and Distributor received from each Fund or Class A shares represents distribution and servicing expenses funded by the Manager's predecessors and Distributor from their own resources including the management fee.


ALLOCATION OF PORTFOLIO BROKERAGE

         Each Fund's purchases and sales of securities usually are principal transactions. Portfolio securities are generally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and each Fund at present does not anticipate paying brokerage commissions. Should any Fund pay a brokerage commission on a particular transaction, such Fund would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

         No portfolio transactions are executed with the Manager, or with an affiliate of the Manager, acting either as principal or as paid broker.

         The frequency of transactions and their allocation to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of each Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for each Fund will be made independently from those for any other accounts or investment companies that may be or become advised or managed by the Manager or its affiliates. If, however, any Fund and other investment companies or accounts advised or managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for each Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale

                                                           16
C/M:  10506.0002 324111.1
orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.


OTHER MATTERS

  As Maryland corporations, California, Connecticut, Michigan, New Jersey, New York and North Carolina are not required, and do not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board of the appropriate Fund at a reasonable time prior to the solicitation of any shareholder proxy.

The management does not know of any matters to be present at this Joint Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                 By Order of the Boards of Directors



                                 BERNADETTE N. FINN, Secretary of each of the
                                   Funds

December ____, 1995



                                                           17
C/M:  10506.0002 324111.1

EXHIBIT A (INVESTMENT MANAGEMENT CONTRACT BETWEEN CALIFORNIA AND REICH & TANG ASSET MANAGEMENT, L.P.)

C/M 10506.0002 324111.1            18

                                                                       EXHIBIT A
                         INVESTMENT MANAGEMENT CONTRACT

                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
                                   the "Fund"

                               New York, New York


                                                                          , 1996


Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10022

Gentlemen:

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

                           (b)  Subject to the general control of our Board
of Directors, you will make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

112022.1

                           (c)  You will report to our Board of Directors at
each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                           (d)  It is understood that you will from time to
time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                           (e)  You or your affiliates will also furnish us,
at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us,
(c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our

                                                      -2-
112022.1
existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing stockholders and of printing stockholder application forms for stockholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and under the Shareholder Servicing Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which our shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of .30 of 1% of the Fund's average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our stockholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses,

                                                      -3-
112022.1
to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

                  6. This Agreement will become effective on the date hereof and shall continue in effect until _______________ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.


                                                      -4-
112022.1

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                           Very truly yours,

                           CALIFORNIA DAILY TAX FREE INCOME FUND, INC.

                           By:



ACCEPTED:          , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By:  REICH & TANG ASSET MANAGEMENT, INC., General Partner


By:  ___________________________________



                                                      -5-
112022.1

EXHIBIT B (INVESTMENT MANAGEMENT CONTRACT BETWEEN CONNECTICUT AND REICH & TANG ASSET MANAGEMENT, L.P.)


                                                           19
C/M:  10506.0002 324111.1

                                                                       EXHIBIT B
                         INVESTMENT MANAGEMENT CONTRACT

                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
                                   the "Fund"

                               New York, New York


                                                                          , 1996


Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10022

Gentlemen:

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

                           (b)  Subject to the general control of our Board
of Directors, you will make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

112005.1

                           (c)  You will report to our Board of Directors at
each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                           (d)  It is understood that you will from time to
time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                           (e)  You or your affiliates will also furnish us,
at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us,
(c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our

                                                      -2-
112005.1
existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing stockholders and of printing stockholder application forms for stockholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and under the Shareholder Servicing Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which our shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of .30 of 1% of the Fund's average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our shareholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses,

                                                      -3-
112005.1
to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

                  6. This Agreement will become effective on the date hereof and shall continue in effect until _______________ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.


                                                      -4-
112005.1

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                           Very truly yours,

                           CONNECTICUT DAILY TAX FREE INCOME FUND, INC.

                           By:



ACCEPTED:         , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By:  REICH & TANG ASSET MANAGEMENT, INC., General Partner


By:  ___________________________________



                                                      -5-
112005.1

EXHIBIT C (INVESTMENT MANAGEMENT CONTRACT BETWEEN MICHIGAN AND REICH & TANG ASSET MANAGEMENT, L.P.)


                                                           20
C/M:  10506.0002 324111.1

                                                                       EXHIBIT C
                         INVESTMENT MANAGEMENT CONTRACT

                    MICHIGAN DAILY TAX FREE INCOME FUND, INC.
                                   the "Fund"

                               New York, New York


                                                                          , 1996


Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10022

Gentlemen:

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

                           (b)  Subject to the general control of our Board
of Directors you will make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

111996.1

                           (c)  You will report to our Board of Directors at
each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                           (d)  It is understood that you will from time to
time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                           (e)  You or your affiliates will also furnish us,
at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us,
(c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our

                                                      -2-
111996.1
existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing stockholders and of printing stockholder application forms for stockholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and under the Shareholder Servicing Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which our shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of .30 of 1% of the Fund's average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our shareholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses,

                                                      -3-
111996.1
to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

                  6. This Agreement will become effective on the date hereof and shall continue in effect until _______________ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.



                                                      -4-
111996.1

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                           Very truly yours,

                           MICHIGAN DAILY TAX FREE INCOME FUND, INC.

                           By:



ACCEPTED:             , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By:  REICH & TANG ASSET MANAGEMENT, INC., General Partner


By:  ___________________________________



                                                      -5-
111996.1

EXHIBIT D (INVESTMENT MANAGEMENT CONTRACT BETWEEN NEW JERSEY AND REICH & TANG ASSET MANAGEMENT, L.P.)


                                                           21
C/M:  10506.0002 324111.1

                                                                       EXHIBIT D
                         INVESTMENT MANAGEMENT CONTRACT

                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.
                                   the "Fund"

                               New York, New York


                                                                          , 1996


Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10022

Gentlemen:

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Amended Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

                           (b)  Subject to the general control of our Board
of Directors, you will make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

111972.1

                           (c)  You will report to our Board of Directors at
each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Amended Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                           (d)  It is understood that you will from time to
time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                           (e)  You or your affiliates will also furnish us,
at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us,
(c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our

                                                      -2-
111972.1
existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing stockholders and of printing stockholder application forms for stockholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and under the Shareholder Servicing Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which our shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of .30 of 1% of the Fund's average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our stockholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses,

                                                      -3-
111972.1
to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

                  6. This Agreement will become effective on the date hereof and shall continue in effect until _______________ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.


                                                      -4-
111972.1

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                           Very truly yours,

                           NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

                           By:



ACCEPTED:         , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By:  REICH & TANG ASSET MANAGEMENT, INC., General Partner


By:  ___________________________________



                                                      -5-
111972.1

EXHIBIT E (INVESTMENT MANAGEMENT CONTRACT BETWEEN NEW YORK AND REICH & TANG ASSET MANAGEMENT, L.P.)


                                                           22
C/M:  10506.0002 324111.1

                                                                       EXHIBIT E
                         INVESTMENT MANAGEMENT CONTRACT

                    NEW YORK DAILY TAX FREE INCOME FUND, INC.
                                   the "Fund"

                               New York, New York


                                                                          , 1996



Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10022

Gentlemen:

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Amended Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

                           (b)  Subject to the general control of our Board
of Directors, you will make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to

C/M:  10506.0002 326230.1
the furtherance or conduct of such purchases, sales or other transactions.

                           (c)  You will report to our Board of Directors at
each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Amended Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                           (d)  It is understood that you will from time to
time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                           (e)  You or your affiliates will also furnish us,
at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us,
(c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us,

C/M:  10506.0002 326230.1
                                                         2

(g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholders' services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing stockholders and of printing stockholder application forms for stockholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and under the Shareholder Servicing Agreement and Distribution Agreement and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which our shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of .30 of 1% of the Fund's average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients

C/M:  10506.0002 326230.1
                                                         3
are our shareholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

                  6. This Agreement will become effective on the date hereof and shall continue in effect until _______________ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.



C/M:  10506.0002 326230.1
                                                         4

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                           Very truly yours,

                           NEW YORK DAILY TAX FREE INCOME FUND, INC.

                           By:



ACCEPTED:                                            , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By:  REICH & TANG ASSET MANAGEMENT, INC., General Partner


By:  ___________________________________



C/M:  10506.0002 326230.1
                                                         5

EXHIBIT F (INVESTMENT MANAGEMENT CONTRACT BETWEEN NORTH CAROLINA AND REICH & TANG ASSET MANAGEMENT, L.P.)


                                                           23
C/M:  10506.0002 324111.1

                                                                       EXHIBIT F
                         INVESTMENT MANAGEMENT CONTRACT

                NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
                                   the "Fund"

                               New York, New York


                                                                          , 1996


Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10022

Gentlemen:

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Amended Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

                           (b)  Subject to the general control of our Board
of Directors, you will make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

111839.1

                           (c)  You will report to our Board of Directors at
each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Amended Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                           (d)  It is understood that you will from time to
time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                           (e)  You or your affiliates will also furnish us,
at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us,
(c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our

                                                      -2-
111839.1
existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing stockholders and of printing stockholder application forms for stockholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and under the Shareholder Servicing Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which our shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of .40 of 1% of the Fund's average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our stockholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses,

                                                      -3-
111839.1
to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

                  6. This Agreement will become effective on the date hereof and shall continue in effect until _______________ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.


                                                      -4-
111839.1

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                           Very truly yours,

                           NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.

                           By:



ACCEPTED:       , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By:  REICH & TANG ASSET MANAGEMENT, INC., General Partner


By:  ___________________________________



                                                      -5-
111839.1

EXHIBIT G (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER)


                                                           24
C/M:  10506.0002 324111.1



                                                                                                                         EXHIBIT G

===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INCOME FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .30% of average daily net assets up to $750 million
 Money Market Portfolio              .29% of average daily net assets in excess of $750 million up to
                                        $ 1 billion
                                     .28% of average daily net assets in excess of $1 billion up to
                                        $1.5 billion
                                     .27% of average daily net assets in excess of $1.5 billion
------------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
 U.S. Government Portfolio           .275% of average daily net assets up to $250 million
                                     .25% of average daily net assets in excess of $250 million
------------------------------------------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .21% of average daily net assets up to $1.25 billion
 Each Portfolio                      .20% of average daily net assets in excess of $1.25 billion up to
                                        $1.5 billion
                                     .19% of average daily net assets in excess of $1.5 billion
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee (Class A only)
                                     .25% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .325% of average daily net assets up to $750 million
                                     .30% of average daily net assets in excess of $750 million
                                    -----------------------------------------------------------------------------------------------
DAILY TAX FEE INCOME FUND, INC.     Administrative Services Fee
                                     .21% of average daily net assets up to $1.25 million
                                     .20% of average daily net assets in excess of $1.25 million up to
                                        $1.5 billion
                                     .19% in excess of $1.5 billion
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee (Class A Only)
                                     .25% of average daily net assets
===================================================================================================================================

                                          -1-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
REICH & TANG EQUITY FUND, INC.       .80% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .21% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .80% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
DELAFIELD FUND, INC.                Administrative Services Fee
                                     .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .25% of average daily net assets
====================================================================================================================================
                                    Management Fee
CONNECTICUT DAILY TAX FREE           .30% of average daily net assets
INCOME FUND, INC.                   ------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                      .30% of average daily net assets
NEW YORK DAILY TAX FEE INCOME       ------------------------------------------------------------------------------------------------
 FUND, INC.                         Administrative Services Fee
                                      .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                      .20% of average daily net assets
====================================================================================================================================

                                          -2-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .35% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
REICH & TANG GOVERNMENT             Administrative Services Fee
SECURITIES TRUST                     .21% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .25% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .30% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
CALIFORNIA DAILY TAX FEE INCOME     Administrative Services Fee
FUND, INC.                           .21% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .30% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
MICHIGAN DAILY TAX FREE INCOME      Administrative Services Fee
FUND, INC.                           .21% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
                                     Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
====================================================================================================================================
                                    All Inclusive Management Fee*
                                     .40% of average daily net assets up to $250 million
TAX EXEMPT PROCEEDS FUND, INC.       .35% of average daily net assets in excess of $250 million up to
                                        $500 million
                                     .30% of average daily net assets in excess of $500 million

-----------------
* Management Contract requires the Manager, not the Fund to bear all other fund expenses; therefore, the fee payable under the Management Contract is the only expense of the Fund.

                                          -3-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .30% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
NEW JERSEY DAILY MUNICIPAL INCOME   Administrative Services Fee
FUND, INC.                           .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
===================================================================================================================================
                                    All Inclusive Management Fee
                                     .80% of the first $500 million
CORTLAND TRUST, INC.                 .775% of the next $500 million
                                     .75% of the next $500 million
All Portfolios                       .735% in excess of $1.5 billion
                                    ------------------------------------------------------------------------------------------------
                                    Distribution Fee
                                     .25% of average daily net assets
===================================================================================================================================
                                    Management Fee
                                     .40% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL      Administrative Services Fee
INCOME FUND, INC.                    .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                      Shareholder Servicing and Distribution Plan Fee
                                       .25% of average daily net assets
====================================================================================================================================

                                          -4-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .40% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
PENNSYLVANIA DAILY MUNICIPAL         .21% of average daily net assets up to $1.25 billion
INCOME FUND                          .20% of average daily net assets in excess of $1.25 billion up to
                                        $1.5 billion
                                     .19% of average daily net assets in excess of $1.5 billion
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .25% of average daily net assets
===================================================================================================================================
                                    Management Fee
                                     .40% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
FLORIDA DAILY MUNICIPAL FUND        Administrative Services Fee
                                     .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee (Class A Only)
                                     .25% of average daily net assets
===================================================================================================================================
                                    Investment Management Fee
                                     .08% of average daily net assets
INSTITUTIONAL DAILY INCOME FUND     -----------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .05% of average daily net assets
All Portfolios                      -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution
                                     Plan Fee (Class A Only) .25% of average
                                     daily net assets
===================================================================================================================================


                                          -5-
322069.1

                                  FORM OF PROXY

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                  CALIFORNIA DAILY TAX FREE INCOME FUND, INC.,
                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.,
                       MICHIGAN DAILY TAX FREE FUND, INC.,
                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.,
                     NEW YORK DAILY TAX FREE FUND, INC., AND
                NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.,
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              JOINT SPECIAL MEETING OF SHAREHOLDERS - MARCH 1, 1996

                  THE UNDERSIGNED SHAREHOLDER OF CALIFORNIA DAILY TAX FREE INCOME FUND, INC., CONNECTICUT DAILY TAX FREE INCOME FUND, INC., MICHIGAN DAILY TAX FREE FUND, INC., NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC., NEW YORK DAILY TAX FREE FUND, INC., AND NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC. (INDIVIDUALLY, A "FUND" AND COLLECTIVELY, THE "FUNDS") HEREBY APPOINTS BERNADETTE N. FINN AND DANA E. MESSINA, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF EACH FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON DECEMBER 13, 1995 AT THE JOINT SPECIAL MEETING OF
SHAREHOLDERS OF THE FUNDS TO BE HELD AT THE OFFICES OF THE CORPORATION AT 600 FIFTH AVENUE, NEW YORK, NY 10020 AT 9:00 A.M. ON MARCH 1, 1996 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL. AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.
                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    X

                  KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------



C/M:  10506.0002 324111.1

(DETACH HERE AND RETURN THIS PORTION ONLY)

                  CALIFORNIA DAILY TAX FREE INCOME FUND, INC.,
                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.,
                       MICHIGAN DAILY TAX FREE FUND, INC.,
                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.,
                     NEW YORK DAILY TAX FREE FUND, INC., AND
                NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.,


                                VOTE ON PROPOSALS



FOR       AGAINST      ABSTAIN
                                       I.       TO APPROVE OR DISAPPROVE A NEW
                                                INVESTMENT CONTRACT



                                       II.      ELECT THE FOLLOWING NOMINEES
                                                FOR DIRECTORS


                                       1.       STEVEN W. DUFF


                                       2.       W. GILES MELLON


                                       3.       ROBERT STRANIERE


                                       4.       YUNG WONG




                                       III.     TO   RATIFY   OR   REJECT   T  E
                                                SELECTION  OF MCGLADREY & PULLEN
                                                LLP AS  INDEPENDENT  ACCOUNTANTS
                                                OF THE FUNDS FOR ITS FISCAL YEAR
                                                ENDING  DECEMBER  31,  1996  FOR
                                                CALIFORNIA, JANUARY 31, 1996 FOR
                                                CONNECTICUT,  FEBRUARY  28, 1996
                                                FOR  MICHIGAN,  OCTOBER 31, 1996
                                                FOR NEW  JERSEY,  APRIL 30, 1996
                                                FOR NEW  YORK,  AND  AUGUST  31,
                                                1996 FOR NORTH CAROLINA




_______________________________________
         NAME OF FUND


_______________________________________    ____________________________________
         SIGNATURE                         SIGNATURE (JOINT OWNERS    DATE

         PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC.
SHOULD SO INDICATE.



C/M:  10506.0002 324111.1